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                                                                    EXHIBIT 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

    In connection with the Quarterly Report on Form 10-Q of DoubleClick Inc. (the 'Company') for the quarterly period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the 'Report'), Kevin
P. Ryan, as Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                     /s/ KEVIN P. RYAN
                                           .....................................

                                                      KEVIN P. RYAN
                                                 CHIEF EXECUTIVE OFFICER

November 14, 2002